EXHIBIT 99.1
MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:		Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
03-2985 WEE		03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	September 1, 2003	to	September 30, 2003

This Report is Due 15 Days After the End of the Month.
Mark One Box For Each Required Report/Document

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	November 14, 2003	Debtor(s):	Mississippi Chemical Corporation

		By:	/s/ Mickey W. Crane
Mickey W. Crane

		Position:	Director of Accounting

		Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995
Assets held for sale						35,299
Other assets	26,688	27,738	10,345	9,599	8,852	8,258
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	289,362	288,215	285,623	215,265
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ (0)	$ 12,276	$ 15,736	$ 25,579	$ 20,670	$ 17,994
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900
Deferred income taxes	0	0	0	(0)	(0)	0
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894

Liabilities Subject to Compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424
Priority	11,063	9,566	10,092	10,092	10,092	10,092
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050
	38	470,316	407,555	406,636	406,007	405,567

Long-term debt			(0)	(0)	(0)	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	37,434	36,811	36,158
Deferred income taxes			26,518	24,151	21,342	6,074

Shareholders' equity:
Common stock	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063
Retained earnings	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ -	$ -	$ -	$ -

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759
Other revenue	1,331	184	508	434	355	366
	381,039	18,834	46,494	28,692	37,371	34,126

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189
Impairment of long-lived assets	70,889	-	4,229	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216
	481,480	23,000	51,774	33,702	42,228	42,739

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711
Other	(5,023)	191	(232)	(245)	(271)	(138)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199
Financing fees	-	-	-	-	-	-
Bankruptcy trustee fees	-	-	-	57	12	79
Settlements with customers and vendors	-	-	-	-	-	-
Impairment of long-lived assets						34,197
Rejected executory contracts	-	-	-	-	-	-
	2,794	-	821	(250)	1,068	35,475

(Loss) income before income taxes	38	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)

Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04

Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	-	-	-	-	-	-	-	-

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329
Natural Gas	9,322	9,867	8,904	5,764	11,100
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745
Utilities			1,211	1,583	2,520
Interest		2,412	1,044	-	2,227
Delivery & Storage		2,988	2,960	3,098	2,139
Operating & Maintenance Materials			1,811	1,121	1,992
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965
Reorganization	698	-	373	583	1,252
Capital Expenditures		527	970	727	1,094
Chemicals			835	801	859
Insurance			197	3,580	629
Trustee Fees			57	12	1
Intercompany Payments	28,352	41,478	45,360	41,294	95,295
Other	837	2,553	998	802	1,446
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	-	-	-	-	-	-	-	-

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	-	-	-	-	-	-	-	-

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)

Net DIP Advances (Payments)	38	-	-	-	-

Ending Cash Balances	$ 2,478	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769	$ 10,769

Loan Balances
DIP Balance, Beginning	-	-	-	-	-	-	-	-	-	-	-	-	-
Net DIP Advances (Payments)	37,939	-	-	-	-	-	-	-	-	-	-	-	-
DIP Balance, Ending	37,939	-	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	37,939	-	-	-	-	-	-	-	-	-	-	-	-

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500
Estimated	56,500	12,250	60,250	16,000	1,750
Payment			(56,500)	(12,250)	(500)
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500	$ 77,500

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: September 1, 2003 to September 30, 2003

	Case Numbers=>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 15,614	$ 15,586	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ (0)

Operating Receipts
Deposits	48,938	1,081			25,792		14,776	6,743			546
Intercompany Deposits	95,295	41,232	5,525	6,229	17,326	342	11,413	3,138	12	9,308	770
Total Cash Receipts	144,233	42,313	5,525	6,229	43,118	342	26,189	9,881	12	9,308	1,317

Operating Disbursements:
Raw Material Purchases	22,329	7,719	5,214	6	15		9,373			4
Natural Gas	11,100			4,675			129	164		6,131
Payroll & Benefits	3,745	3,315		9			44	317	1	60
Utilities	2,520	61		239		1	349	449	5	1,010	407
Interest	2,227	2,227
Delivery & Storage	2,139		291	45	642	315	212	613		2	19
Operating & Maintenance Materials	1,992	4		212	131	3	408	904		278	52
Taxes, Licenses, Duties, etc.	1,965	1,411	10	26	59	0	37	92	0	328	1
Reorganization	1,252	1,077						175
Capital Expenditures	1,094	3		192			400	44		201	254
Chemicals	859			133			462	78		171	15
Insurance	629	619						10
Trustee Fees	1					1
Intercompany Payments	95,295	30,316			42,150		14,756	6,756		770	546
Other	1,446	412	1	273	101	40	160	174	6	197	82
Total Operating Disbursements	148,593	47,164	5,516	5,810	43,097	359	26,332	9,775	12	9,153	1,375

Net Cash Flows from Operations	(4,360)	(4,851)	9	419	21	(18)	(143)	106	0	155	(59)
	11/14/2003
Negative Cash Balance Reclassified to Payables	(485)	5	(9)	(419)	(21)	18	143	(106)	(0)	(155)	59

Net DIP Advances (Payments)	-

Ending Cash Balances	$ 10,769	$ 10,740	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ (0)
	$ 10,769	$ 10,740	$ -	$ 1	$ (0)	$ -	$ 6	$ 13	$ -	$ 8	$ -
	$ 0	$ 0	$ -	$ (0)	$ (0)	$ 0	$ (0)	$ (0)	$ (0)	$ 0	$ 0
Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	-	-	-		-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 3, 2003	$ 310,062	$ 92,748	$ 14,412	$ 8,786	$ 92,720	$ 820	$ 46,908	$ 26,696	$ 30	$ 25,163	$ 1,781

Trustee Fees (Dollars):
Beginning Balance	$ 76,250	$ 10,000	$ 10,000	$ 7,500	$ 10,000	$ 4,500	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 3,750
Estimated	1,750	-	-	2,500	-	(750)	-	-	-	-	-
Payment	(500)	-	-	-	-	(500)	-	-	-	-	-
Ending Balance	$ 77,500	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 3,250	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 3,750

FORM 2-E-1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: September 1, 2003 to September 30, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	(2)	(2)
SIT	114	114
SUTA	(11)	(11)
Other	1,813	1,813
A/P Trade	5,050	5,050
A/P Received not paid	6,047	6,047
A/P Consignment parts	(20)	(20)
A/P Freight	355	355
A/P Contract retention	92	92
A/P Competitive discounts	(19)	(19)
A/P Medical claims - IBNR	(31)	(31)
A/P Other	7,164	7,164
Employee benefits & withholdings	655	655
Accrued taxes - Federal & State	87	87
Accrued interest	799	799
Closure cost - Current	2,800	2,800
	$ 24,894	$ 24,894	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	34,400	28,525	4,955	549	371
A/R Miscellaneous Billings	738	598	65	4	71
A/R Other	727	727
A/R Affiliates	0	0
Notes Receivable-Employees	3	3
	$ 35,868	$ 29,854	$ 5,019	$ 553	$ 442

FORM 2-E-2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: September 1, 2003 to September 30, 2003
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	November 14, 2003	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (2nd Layer)	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E-3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: September 1, 2003 to September 30, 2003
Case Number: 03-2984WEE

DISCUSSION

A

The Combined Balance Sheets and Combined Profit & Loss Statements included in this report have been restated for the months of June, July, and August. The reason for the restatement resulted from final year end adjustments that have just recently been recorded in the books of the company and subsequent to our previous filings of the respective Monthly Operating Reports.

B

In connection with our contemplated bankruptcy reorganization, our board of directors authorized our management to actively market for sale the long-lived assets of Mississippi Potash, Inc. and subsidiary (the "Potash Assets"), a wholly owned subsidiary of the Company. Accordingly, the Potash Assets have been classified as assets held for sale in the consolidated balance sheet at September 30, 2003.

C

As required by SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," we recorded an impairment charge of approximately $34.0 million, which is reflected as a component of reorganization expense in the statement of operations for the three months ended September 30, 2003. Significant judgments and estimates were used in performing the impairment test in accordance with SFAS No. 144. Future events and circumstances affecting these judgments and estimates could result in additional adjustments to the carrying amount of the Potash Assets.

FORM 2-E-4